FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported):  December 17, 2004

                           BAYWOOD INTERNATIONAL, INC.
             (Exact Name or Registrant as Specified in Its Charter)

               Nevada               000-22024            77-0125664
   (State or Other Jurisdiction    (Commission          (IRS Employer
         of Incorporation)         File Number)       Identification No.)

              14950 North 83rd Place, Suite 1, Scottsdale, Arizona
                                      85260
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code:  (480) 951-3956

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item  8.01  -  Other  Events.
               -------------

          On December 17, 2004, Baywood International, Inc. issued a press release reporting that its subsidiary, EpiPharma, Inc., began trading on the Pink Sheets on December 14, 2004.

Item  9.01  -  Financial  Statements  and  Exhibits
               ------------------------------------

     Exhibit 99.1 - Press release from EpiPharma, Inc., dated December 17, 2004 titled "EpiPharma Securities Begin Trading on Pink Sheets"

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BAYWOOD INTERNATIONAL, INC.

Dated:   December 17, 2004              /s/ Neil Reithinger
                                        ---------------------
                                        Neil Reithinger
                                        President, Chief Executive Officer and
                                        Principal Accounting Officer


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